UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): 1/14/2022

Apollo Global Management, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41197	86-3155788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
  9 West 57th Street, 43rd Floor
New York, New York 10019
(Address of principal executive offices) (Zip Code)

(212) 515-3200
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	APO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01     Regulation FD Disclosure.
On January 14, 2022, Apollo Global Management, Inc. (“Apollo”) posted on its website a presentation, with certain historical financial information relating to prior periods, for which financial information has already been disclosed that has been updated to reflect changes in segments. As previously introduced during Apollo's Investor Day on October 19, 2021, subsequent to December 31, 2021 and the merger with Athene Holding Ltd. ("Athene"), Apollo plans to report results for three operating and reportable segments called Asset Management, Retirement Services, and Principal Investing and present Fee Related Earnings ("FRE"), Spread Related Earnings ("SRE"), and Principal Investing Income ("PII"), respectively, as their primary performance measures. In conjunction with this change, Apollo has re-aligned its Asset Management strategies from Credit, Private Equity and Real Assets into Yield, Hybrid, and Equity in order to better reflect the range of investment capabilities across its platform based on relative risk/return. The changes to Apollo’s reportable segments have no impact on its financial results presented in accordance with U.S. GAAP, or on the previous calculation of Distributable Earnings ("DE").
Apollo intends to use the updated financial information presentation when presenting Apollo’s Non-GAAP financial results beginning with the quarter ending March 31, 2022.
Please refer to the presentation posted on the Stockholders section of Apollo’s website at https://www.apollo.com/stockholders for further details relating to the updated financial information presentation described above. From time to time, Apollo uses its website as a distribution channel for financial and other important information.
The information included in this Current Report on Form 8-K is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO GLOBAL MANAGEMENT, INC.
Date: January 14, 2022	By:	/s/ Martin Kelly
Martin Kelly
Chief Financial Officer